UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

Ironwood Institutional Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2013 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Strategy Allocation	Percent of Net Assets

Relative Value Multi-Strategy	30.07%
Distressed	24.11
Event-Driven Multi-Strategy	20.12
Equity Market Neutral	17.57
Credit Opportunities	3.09
94.96%

Strategy Definitions

(1)
Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash synthetic spread which the Adviser’s managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(2)
Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.

(3)
Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.

(4)
Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced, as well as selling short a stock or basket of stock that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy). The Adviser favors long/short managers who use a “dollar balanced” approach, i.e., they are short approximately the same dollar value of stocks that they are long.

(5)
Credit opportunities strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt, and the short sale of overvalued subordinated unsecured debt, or common equity.

Ironwood Institutional Multi-Strategy Fund LLC
Schedule of Investments*
As of January 31, 2013
(Unaudited)

	First Acquisition Date	Cost	Fair Value **	% of Net Assets	Next Available Redemption Date	Redemptions Permitted
RELATIVE VALUE MULTI-STRATEGY
D.E. Shaw Composite International Fund	1/1/2011	$19,782,762	$21,529,443	7.66%	3/31/2013	Quarterly1
Citadel Kensington Global Strategies Fund Ltd.	1/1/2011	17,331,145	20,562,377	7.31%	3/31/2013	Quarterly2 - 18 mos.
HBK Offshore Fund II LP	1/1/2011	17,697,238	18,613,366	6.62%	3/31/2013	Quarterly1
KLS Diversified Fund Ltd.	5/1/2012	9,300,000	9,610,631	3.42%	3/31/2013	Quarterly1
Hutchin Hill Capital Offshore Fund, Ltd.	1/1/2011	5,343,750	5,543,134	1.97%	3/31/2013	Quarterly1
FCOI II Holdings, LP	1/1/2011	5,075,000	5,506,425	1.96%	12/31/2013	Annually1
OZ Overseas Fund II, Ltd.	1/1/2011	2,802,500	3,214,040	1.14%	3/31/2013	Annually1
SUB TOTAL:		77,332,395	84,579,416	30.07%
DISTRESSED
Silver Point Capital Offshore Fund, Ltd.	1/1/2011	21,219,291	23,422,371	8.33%	12/31/2013	Annually1
Monarch Debt Recovery Fund, Ltd.	1/1/2011	12,832,500	13,873,702	4.93%	12/31/2013	Annually1
One William Street Capital Offshore Fund, Ltd.	6/1/2012	9,050,000	9,859,924	3.51%	6/30/2013	Quarterly1
Monarch Structured Credit Fund, Ltd.	1/1/2011	7,110,000	7,650,109	2.72%		Other3
Cerberus International SPV, Ltd.	3/1/2012	4,137,227	5,310,643	1.89%		Other4
Monarch Structured Credit Fund, Ltd Series IV	12/1/2012	3,500,000	3,674,215	1.31%		Other3
Monarch Structured Credit Fund, Ltd Series II	9/1/2011	1,975,000	2,588,538	0.92%		Other3
Cerberus International Ltd.	2/1/2011	1,071,989	1,439,067	0.51%		Other4
SUB TOTAL:		60,896,007	67,818,569	24.11%
EVENT-DRIVEN MULTI-STRATEGY
Elliott International Limited	1/1/2011	21,325,000	22,867,183	8.13%	6/30/2013	Semi Annually1
Perry Partners International, Inc.	1/1/2011	12,806,812	13,846,524	4.92%	3/31/2013	Quarterly1
Magnetar Capital Fund II, Ltd.	1/1/2011	12,839,858	13,504,703	4.80%	3/31/2013	Quarterly1
Magnetar Global Even Driven Fund Ltd.	8/1/2011	5,150,000	5,306,095	1.89%	3/31/2013	Quarterly1
Eton Park Overseas Fund, Ltd.	1/1/2011	449,777	468,183	0.17%	12/31/2013	Annually1
Magnetar Equity Opportunities Ltd.	2/1/2011	245,000	297,228	0.11%	2/28/2013	Monthly1
Perella Weinberg Partners Xerion Offshore Fund Ltd.	1/1/2011	298,047	267,211	0.10%	3/31/2013	Quarterly1
XPI Holdings Ltd.	1/1/2013	40,043	35,907	0.01%		Other4
SUB TOTAL:		53,154,537	56,593,034	20.12%
EQUITY MARKET NEUTRAL
Millennium International, Ltd.	1/1/2011	14,072,870	15,006,230	5.34%	3/31/2013	Quarterly1
S.A.C. Capital International, Ltd.	1/1/2011	12,877,500	14,239,862	5.06%	3/31/2013	Quarterly1
Rosemont Offshore Fund, Ltd.	1/1/2011	11,940,000	12,310,120	4.38%	3/31/2013	Quarterly1
Citadel Global Equities Fund Ltd.	8/1/2011	7,033,190	7,850,382	2.79%	2/28/2013	Monthly1
SUB TOTAL:		45,923,560	49,406,594	17.57%
CREDIT OPPORTUNITIES
MidOcean Credit Opportunity Offshore Fund, Ltd.	6/1/2012	4,450,000	4,630,464	1.65%	6/30/2013	Quarterly1
GSO Special Situations Overseas Fund Ltd.	1/1/2011	1,943,304	2,274,908	0.81%	6/30/2013	Semi Annually1
King Street Capital, Ltd.	1/1/2011	1,154,025	1,304,050	0.46%	3/31/2013	Quarterly1
Archview Offshore Fund Ltd	1/1/2011	439,633	476,179	0.17%	3/31/2013	Quarterly1
SUB TOTAL:		7,986,962	8,685,601	3.09%
TOTAL INVESTMENTS:		$245,293,461	$267,083,214	94.96%

Other assets, less liabilities			$14,162,989
NET ASSETS:			$281,246,203	100.00%

*All investments in private investment companies are non-income producing.

** Fair value is determined using NAV as a practical expedient. These were no adjustments made to the NAV provided by the Investment Fund's investment advisor or administrator.

1 Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Tranches may be subject to investor level gates. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

2 The portion of this investment determined to be quarterly capital is available for redemption quarterly with a 10% investor level gate.  The portion of investment determined to be committed capital is locked up for 18 months from the date of contribution, at which point all committed capital can be redeemed.  If committed capital is not redeemed after the lock up period, it is recommitted for 18 months.  Approximately 56% of this investment is quarterly capital and the remaining 44% is committed capital.

3 The Investment Funds do not have set redemption time frames but will seek to liquidate investments and distribute proceeds during the 12 month period following the end of the investment period.

4 The Investment Funds do not have set redemption time frames but are liquidating investments and making distributions at the Investment Funds' management's discretion.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with generally accepted accounting principles (“GAAP”) or International Financial Reporting Standards (“IFRS”). The Investment Funds generally hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the Investment Funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

At January 31, 2013, approximately 0.01% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

Ironwood Capital Management Corporation, the Fund’s investment adviser (the “Adviser”), has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forgo its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board of Directors and subject to supervision by the Board of Directors. In accordance with the Fund’s Limited Liability Company Agreement, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available. As of January 31, 2013, no investments were valued by the Adviser.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions, fair value of investments where the Fund has the ability to redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as within one quarter of the date of measurement without paying an early redemption fee).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments where the Fund does not have the ability to redeem tranches at net asset value as of the measurement date or within the near term as defined above).

In determining the classification level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the underlying Investment Funds and their ability to liquidate their underlying investments.

Effective January 31, 2013, the Fund considers all Investment Funds that permit the Fund to redeem within one quarter of the measurement date to be Level 2, subject to additional liquidity provisions. In previous reporting periods, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem at net asset value as of the measurement date or within one year of such date.

The methodology used for determining the classification level is not necessarily an indication of the risks associated with investing in those investments, nor is it necessarily indicative of the actual liquidity available to the Fund.  The Fund believes that when evaluating the Fund’s liquidity, the match between the liquidity of investments and the timing of the Fund’s June 30 and December 31 tender periods is a more appropriate measure.

The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. The table presented below is not intended to be indicative of the classification of investments in the underlying portfolios of the Investment Funds in the fair value hierarchy.

The Fund’s investments recorded at fair value have been categorized based upon a fair value hierarchy as described above.  The following table presents information about the Fund’s investments measured at fair value as of January 31, 2013 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total
Relative Value Multi-Strategy	$-	$66,816	$17,763	$84,579
Distressed	-	-	67,819	67,819
Event-Driven Multi-Strategy	-	33,222	23,371	56,593
Equity Market Neutral	-	43,409	5,997	49,406
Credit Opportunities	-	1,755	6,931	8,686
Total	$-	$145,202	$121,881	$267,083

After taking into account additional liquidity provisions, approximately $59,187 of the Fund’s investments would be considered Level 2 and $207,896 would be considered Level 3.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in Investment Funds
	Relative Value Multi-Strategy	Distressed	Event-Driven Multi-Strategy	Equity Market Neutral	Credit Opportunities	Total
Beginning Balance as of April 30, 2012*	$7,947	$22,285	$13,521	$6,174	$4,675	$54,602
Purchases	8,146	41,055	14,859	5,845	4,450	74,355
Sales	-	(808)	(5,702)	-	(1,485)	(7,995)
Net realized gain (loss)	-	235	(340)	-	173	68
Net change in unrealized appreciation	1,670	5,052	1,295	218	420	8,655
Transfer to Level 2	-	-	(262)	(6,240)	(1,302)	(7,804)
Transfer from Level 2	-	-	-	-	-	-
Ending Balance as of January 31, 2013	$17,763	$67,819	$23,371	$5,997	$6,931	$121,881

* Balance as of April 30, 2012 was adjusted to reflect Level 3 investments where the Fund does not have the ability to redeem within one quarter of April 30, 2012.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.   All transfers into and out of Level 3 can be found in the Level 3 reconciliation above.

Federal Income Tax Information

As of January 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$262,677,070
Gross Unrealized Appreciation	$4,461,652
Gross Unrealized Depreciation	(55,511)
Net Unrealized Appreciation (Depreciation) on Investments	$4,406,141

ITEM2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer

Date:   4/1/2013

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans President

Date:   4/1/2013

By:	/s/ Laurie Chatoff
Laurie Chatoff Principal Financial Officer

Date:   4/1/2013